ADVANCES TO SUPPLIERS, NET	12 Months Ended
Sep. 30, 2024
Advances To Suppliers Net
ADVANCES TO SUPPLIERS, NET

NOTE 7 –ADVANCES TO SUPPLIERS, NET

Advances to suppliers, net, consist of the following:

Schedule of Advances to suppliers:	September 30, 2024	September 30, 2023

Raw materials purchase	$9,480,638	$6,406,488
Machinery and equipment	4,973,210	1,918,860
Others	15,451	75,834
Less: allowance for doubtful accounts	-	-
Advances to suppliers, net	$14,469,299	$8,401,182

Advance to supplier balance as of September 30, 2023 has been fully realized by March 2024. For the balance as of September 30, 2024, approximately $7.0 million or 33% of advances to suppliers for inventory raw materials balances has been realized when the Company received the purchased inventory raw materials from suppliers, and the remaining balance is expected to be realized in March 2025.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS